Fiscal 1Q24 Results January 24, 2024

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates), demand for and pricing of our products (including cash sweep and deposit offerings), acquisitions, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “may,” “will,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 1Q24 vs. 1Q23 vs. 4Q23 As reported: Net revenues $ 3,013 8% (1)% Net income available to common shareholders $ 497 (2)% 15% Earnings per common share - diluted RECORD $ 2.32 1% 15% 1Q23 4Q23 Return on common equity 19.1% 21.3% 17.3% vs. 1Q23 vs. 4Q23 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 514 2% 12% Adjusted earnings per common share - diluted RECORD $ 2.40 5% 13% 1Q23 4Q23 Adjusted return on common equity 19.7% 21.2% 18.3% Adjusted return on tangible common equity 23.8% 26.1% 22.2% Fiscal 1Q24 highlights

Fiscal 1Q24 key metrics

$ in billions		1Q24	vs. 1Q23	vs. 4Q23
Client assets under administration	RECORD	$ 1,370.6	17%	9%
Private Client Group (PCG) assets under administration	RECORD	$ 1,310.5	18%	9%
PCG assets in fee-based accounts	RECORD	$ 746.6	18%	9%
Financial assets under management	RECORD	$ 215.0	16%	9%
Total clients' domestic cash sweep and ESP balances*		$ 58.0	(4)%	3%
PCG financial advisors		8,710	—%	—%
Bank loans, net	RECORD	$ 44.2	—%	1%
			1Q23	**4Q23**
Domestic PCG net new assets**		$ 21.6	$ 23.2	$ 14.2
Domestic PCG net new assets growth — annualized**		7.8%	9.8%	5.0%

*In March 2023, we launched our Enhanced Savings Program (ESP), in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. **Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period.

5

RAYMOND JAMES

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Fiscal 1Q24 segment results 6 $ in millions 1Q24 vs. 1Q23 vs. 4Q23 Net revenues: Private Client Group $ 2,226 8% (2)% Capital Markets $ 338 15% (1)% Asset Management $ 235 14% —% Bank $ 441 (13)% (2)% Consolidated net revenues $ 3,013 8% (1)% Pre-tax income: Private Client Group $ 439 1% (8)% Capital Markets $ 3 NM NM Asset Management $ 93 16% (7)% Bank $ 92 (32)% 18% Consolidated pre-tax income $ 630 (3)% 8%

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 7

Consolidated net revenues 8 $ in millions 1Q24 vs. 1Q23 vs. 4Q23 Asset management and related administrative fees $ 1,407 13% (3)% Brokerage revenues 522 8% 9% Account and service fees 319 10% 2% Investment banking 181 28% (10)% Interest income 1,053 27% 3% Other 38 (14)% (30)% Total revenues 3,520 16% —% Interest expense (507) 110% 10% Net revenues $ 3,013 8% (1)%

Domestic cash sweep and ESP balances 9 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 39.1 37.7 27.9 25.4 23.9 18.2 9.4 16.9 15.9 17.8 3.1 2.4 1.9 1.6 1.8 11.2 13.6 14.5 60.4 52.2 58.0 56.4 5.9% 4.9% 5.2% 5.1% 4.8% RJBDP - Bank Segment** RJBDP - Third-Party Banks** Client Interest Program ESP* 1Q23 2Q23 3Q23 4Q23 1Q24 Note: May not total due to rounding. *In March 2023, we launched our Enhanced Savings Program, in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. **Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest- bearing deposit accounts at our Bank segment, which includes Raymond James Bank and TriState Capital Bank, as well as various third-party banks. Year-over-year change: (4)% Sequential change: 3% 2.7 58.0

Net interest income & RJBDP fees (third-party banks) 10 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 723 731 708 711 698 586 631 601 557 546 137 100 107 154 152 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 1Q23 2Q23 3Q23 4Q23 1Q24 NET INTEREST MARGIN (NIM) 3.36% 3.63% 3.26% 2.87% 2.74% 3.19% 3.59% 3.33% 3.09% 2.97% Firmwide NIM Bank Segment NIM 1Q23 2Q23 3Q23 4Q23 1Q24 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 2.72% 3.25% 3.37% 3.60% 3.66% 1Q23 2Q23 3Q23 4Q23 1Q24 Year-over-year change: (3)% Sequential change: (2)%

Consolidated expenses

$ in millions		1Q24	vs. 1Q23	vs. 4Q23
Compensation, commissions and benefits	**$**	**1,921**	**11%**	**2%**
Non-compensation expenses:				
Communications and information processing		150	8%	(5)%
Occupancy and equipment		72	9%	4%
Business development		61	9%	(8)%
Investment sub-advisory fees		40	18%	(2)%
Professional fees		32	—%	(20)%
Bank loan provision for credit losses		12	(14)%	(67)%
Other*		95	67%	(43)%
Total non-compensation expenses		**462**	**16%**	**(20)%**
Total non-interest expenses	**$**	**2,383**	**12%**	**(3)%**


TOTAL COMPENSATION RATIO**
62.3%
63.3%
63.7%
62.0%
63.8%
61.7%
62.8%
62.7%
61.4%
63.4%
1Q23
2Q23
3Q23
4Q23
1Q24
Adjusted Total Compensation Ratio***
Total Compensation Ratio


TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS
398
496
570
576
462
1Q23
2Q23
3Q23
4Q23
1Q24

*The three months ended December 31, 2022 included the favorable impact of a $32 million insurance settlement received during the quarter related to a previously settled litigation matter. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

11

RAYMOND JAMES

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 12 23.4% 19.4% 16.7% 19.2% 20.9% 23.3% 20.4% 18.1% 20.3% 21.7% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)* 1Q23 2Q23 3Q23 4Q23 1Q24

Other financial information 13 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 1Q24 vs. 1Q23 vs. 4Q23 Total assets $ 80,130 4% 2% RJF corporate cash* $ 2,084 3% —% Total common equity attributable to RJF $ 10,711 10% 6% Book value per share $ 51.32 13% 6% Tangible book value per share** $ 42.81 16% 7% Weighted-average common and common equivalent shares outstanding – diluted 213.8 (3)% —% 1Q23 4Q23 Tier 1 leverage ratio*** 12.1% 11.3% 11.9% Tier 1 capital ratio*** 21.6% 20.3% 21.4% Common equity tier 1 ratio*** 21.5% 20.0% 21.2% Total capital ratio*** 23.0% 21.6% 22.8% Effective tax rate 21.0% 21.9% 25.8%

$1.4B of dividends paid and share repurchases over the past 5 quarters Capital management 14 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 217 441 390 88 245 138 350 300 150 79 91 90 88 95 Share Repurchases* Dividends Paid** 1Q23 2Q23 3Q23 4Q23 1Q24 Number of Shares Repurchased* (thousands) 1,292 3,745 3,314 N/A 1,408 Average Share Price of Shares Repurchased* $106.46 $93.45 $90.51 N/A $106.51 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of December 31, 2023 under the Board of Directors' $1.5 billion common stock repurchase authorization approved on November 30, 2023. $1.4B remains under current common stock repurchase authorization***

Bank segment key credit trends 15 $ in millions 1Q24 vs. 1Q23 vs. 4Q23 Bank loan provision for credit losses $ 12 (14)% (67)% Net charge-offs $ 8 300% (53)% 1Q23 4Q23 Nonperforming assets as a % of total assets 0.27% 0.11% 0.21% Bank loan allowance for credit losses as a % of loans held for investment 1.08% 0.92% 1.07% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 2.06% 1.64% 2.03% Criticized loans as a % of loans held for investment 1.09% 1.01% 1.17% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 16

Appendix 17

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 18 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures. Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide19 Three months ended $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Net income available to common shareholders $ 507 $ 425 $ 369 $ 432 $ 497 Non-GAAP adjustments: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 18 17 18 17 11 Other acquisition-related compensation — — 10 — — Total “Compensation, commissions and benefits” expense 18 17 28 17 11 Communication and information processing — — — 2 — Professional fees — — 1 3 1 Other — Amortization of identifiable intangible assets (2) 11 11 11 12 11 Total expenses related to acquisitions 29 28 40 34 23 Other — Insurance settlement received (3) (32) — — — — Pre-tax impact of non-GAAP adjustments (3) 28 40 34 23 Tax effect of non-GAAP adjustments 1 (7) (10) (9) (6) Total non-GAAP adjustments, net of tax (2) 21 30 25 17 Adjusted net income available to common shareholders $ 505 $ 446 $ 399 $ 457 $ 514 Pre-tax income $ 652 $ 557 $ 486 $ 585 $ 630 Pre-tax impact of non-GAAP adjustments (as detailed above) (3) 28 40 34 23 Adjusted pre-tax income $ 649 $ 585 $ 526 $ 619 $ 653

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Pre-tax margin (4) 23.4% 19.4% 16.7% 19.2% 20.9 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.6% 0.5% 0.7% 0.6% 0.4 % Other acquisition-related compensation — % — % 0.3% — % — % Total “Compensation, commissions and benefits” expense 0.6% 0.5% 1.0% 0.6% 0.4 % Communication and information processing — % — % — % — % — % Professional fees — % — % — % 0.1% — % Other — Amortization of identifiable intangible assets (2) 0.4% 0.5% 0.4% 0.4% 0.4 % Total expenses related to acquisitions 1.0% 1.0% 1.4% 1.1% 0.8 % Other — Insurance settlement received (3) (1.1) % — % — % — % — % Total non-GAAP adjustments (0.1) % 1.0% 1.4% 1.1% 0.8 % Adjusted pre-tax margin (4) 23.3% 20.4% 18.1% 20.3% 21.7 % Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide20

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 21 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Three months ended December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total compensation ratio (5) 62.3% 63.3% 63.7% 62.0% 63.8 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.6% 0.5% 0.7% 0.6% 0.4 % Other acquisition-related compensation — % — % 0.3% — % — % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.6% 0.5% 1.0% 0.6% 0.4 % Adjusted total compensation ratio (5) 61.7% 62.8% 62.7% 61.4% 63.4 % Three months ended $ in millions December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Compensation, commissions and benefits expense $ 1,736 $ 1,820 $ 1,851 $ 1,892 $ 1,921 Less: Total compensation-related acquisition expenses (1) 18 17 28 17 11 Adjusted compensation, commissions and benefits expense $ 1,718 $ 1,803 $ 1,823 $ 1,875 $ 1,910

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 22 Note: Please refer to the footnotes on slide 27 for additional information. Three months ended Earnings per common share (6) December 31, 2022 September 30, 2023 December 31, 2023 Basic $ 2.36 $ 2.07 $ 2.38 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits — Acquisition-related retention (1) 0.08 0.08 0.05 Communication and information processing — 0.01 — Professional fees — 0.01 0.01 Other — Amortization of identifiable intangible assets (2) 0.06 0.06 0.05 Total expenses related to acquisitions 0.14 0.16 0.11 Other — Insurance settlement received (3) (0.15) — — Tax effect of non-GAAP adjustments — (0.04) (0.03) Total non-GAAP adjustments, net of tax (0.01) 0.12 0.08 Adjusted basic $ 2.35 $ 2.19 $ 2.46 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Three months ended Earnings per common share (6) December 31, 2022 September 30, 2023 December 31, 2023 Diluted $ 2.30 $ 2.02 $ 2.32 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits — Acquisition-related retention (1) 0.08 0.08 0.05 Communication and information processing — 0.01 — Professional fees — 0.01 0.01 Other — Amortization of identifiable intangible assets (2) 0.06 0.05 0.05 Total expenses related to acquisitions 0.14 0.15 0.11 Other — Insurance settlement received (3) (0.15) — — Tax effect of non-GAAP adjustments — (0.04) (0.03) Total non-GAAP adjustments, net of tax (0.01) 0.11 0.08 Adjusted diluted $ 2.29 $ 2.13 $ 2.40

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Book value per share As of $ in millions, except per share amounts December 31, 2022 September 30, 2023 December 31, 2023 Total common equity attributable to Raymond James Financial, Inc. $ 9,736 $ 10,135 $ 10,711 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,938 1,907 1,908 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (129) (131) (132) Tangible common equity attributable to Raymond James Financial, Inc. $ 7,927 $ 8,359 $ 8,935 Common shares outstanding 215.0 208.8 208.7 Book value per share (7) $ 45.28 $ 48.54 $ 51.32 Tangible book value per share (7) $ 36.87 $ 40.03 $ 42.81

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 27 for additional information. Return on common equity Three months ended $ in millions December 31, 2022 September 30, 2023 December 31, 2023 Average common equity (8) $ 9,537 $ 10,003 $ 10,423 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits — Acquisition-related retention (1) 9 9 6 Communication and information processing — 1 — Professional fees — 2 — Other — Amortization of identifiable intangible assets (2) 5 6 6 Total expenses related to acquisitions 14 18 12 Other — Insurance settlement received (3) (16) — — Tax effect of non-GAAP adjustments 1 (5) (3) Total non-GAAP adjustments, net of tax (1) 13 9 Adjusted average common equity (8) $ 9,536 $ 10,016 $ 10,432 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 27 for additional information. Return on tangible common equity Three months ended $ in millions December 31, 2022 September 30, 2023 December 31, 2023 Average common equity (8) $ 9,537 $ 10,003 $ 10,423 Less: Average goodwill and identifiable intangible assets, net 1,935 1,918 1,908 Average deferred tax liabilities related to goodwill and identifiable intangible assets, net (128) (130) (132) Average tangible common equity (8) $ 7,730 $ 8,215 $ 8,647 Impact of non-GAAP adjustments on average tangible common equity: Expenses related to acquisitons: Compensation, commissions and benefits — Acquisition-related retention (1) 9 9 6 Communication and information processing — 1 — Professional fees — 2 — Other — Amortization of identifiable intangible assets (2) 5 6 6 Total expenses related to acquisitions 14 18 12 Other — Insurance settlement received (3) (16) — — Tax effect of non-GAAP adjustments 1 (5) (3) Total non-GAAP adjustments, net of tax (1) 13 9 Adjusted average tangible common equity (8) $ 7,729 $ 8,228 $ 8,656 Return on common equity (9) 21.3% 17.3% 19.1 % Adjusted return on common equity (9) 21.2% 18.3% 19.7 % Return on tangible common equity (9) 26.2% 21.0% 23.0 % Adjusted return on tangible common equity (9) 26.1% 22.2% 23.8%

Footnotes 27 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) The three months ended December 31, 2022 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. (4) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (5) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (6) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2022, September 30, 2023, and December 31, 2023. (7) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (8) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (9) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.